Exhibit 10.33

SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (the “Second Amendment”) is entered on January 10, 2022 (the “Reference Date”), by and between 1900 ATRIUM ASSOCIATES, LP, a Delaware limited partnership (“Landlord”), and TILE, INC., a Delaware corporation (“Tenant”), whose address for purposes of this Second Amendment is 1900 S. Norfolk Street, Suite 310, San Mateo, California.

RECITALS

This Second Amendment is made with reference to the following facts and objectives:

A.

Landlord and Tenant entered into an Office Lease agreement dated as of September 12, 2019 (the “Original Lease”), which was modified y that First Amendment to Lease dated August 18, 2020 (the “First Amendment”), pursuant to which Tenant leases from Landlord and Landlord leases to Tenant approximately sixteen thousand seven hundred thirty-eight (16,738) rentable square feet (“RSF”) of space located on the third (3rd) floor of that building in Suite 310 (the “Premises”) located at 1900 South Norfolk Street, San Mateo, California (the “Building”).

B.	The Term of the Lease is presently set to expire on September 30, 2022.

C.

The parties desire to amend the Original Lease to, among other things, extend the Term thirteen (13) months, adjust the monthly Base Rent, and provide a three-year option to renew, all as set forth herein below.

AGREEMENT

NOW, therefore, in consideration of the mutual covenants and promises set forth in this Amendment and other valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties do hereby agree as follows:

1.	RECITALS. The Recitals stated above are hereby ratified by Landlord and Tenant as being true and correct and are incorporated herein as set forth in full.

2.

DEFINED TERMS. Each initially capitalized term used in this Second Amendment shall have the same meaning ascribed to such term in the Original Lease, except as otherwise specifically set forth in this Second Amendment.

3.	LEASE. The Original Lease, the First Amendment, and this Second Amendment collectively, shall be the “Lease”.

4.	EFFECTIVE DATE. October 1, 2022 (the “Second Amendment Effective Date”).

5.

EXTENDED TERM. As of the Second Amendment Effective Date, the Term of the Lease shall be extended for thirteen (13) additional months commencing October 1, 2022 and expiring October 31, 2023 (the “Second Amendment Term”) All references in the Lease to the “Term” shall mean the term as extended by this Second Amendment, and all references to the Lease expiration date shall be October 31, 2023 (the “Second Amendment Expiration Date”).

6.

ADJUSTED RENT. During the Second Amendment Term, Tenant shall pay to Landlord the monthly sum of Sixty-Nine Thousand Four Hundred Sixty-Three ($69,463) Dollars of Base Rent in accordance with the provisions of the Original Lease. Notwithstanding anything in this Paragraph 6 of the Second Amendment to the contrary and so long as Tenant is not in default under this Lease, as a concession to Tenant, Landlord hereby grants to Tenant a credit in the amount of Sixty-Nine Thousand, Four Hundred Sixty-Three ($69,463) Dollars (the “Rent Credit”) to be applied against the installment of Base Rent due for the first (1st) month of the Second Amendment Term (as defined herein). Upon any termination by Landlord of the Lease or Tenant’s right to possess the Premises due to an “Event of Default” (as defined in Section 14 of the Original Lease), Tenant shall be obligated to immediately pay to Landlord the unamortized portion of the Rent Credit.

7.

OPTION TO EXTEND. Tenant shall continue to have the Option to extend the Lease for a period of either one (1) or three (3) years at Tenant’s option and pursuant to the provisions of Exhibit D of the Lease agreement.

8.

SECURITY DEPOSIT. Landlord and Tenant hereby acknowledge that Landlord presently holds a Security Deposit in the amount of Two Hundred Thousand, Three Hundred Twenty-Four ($200,324) dollars, which amount shall continue to be held by Landlord as Security Deposit pursuant to the Terms of the Lease.

9.

BROKERS. Landlord shall be responsible for paying a leasing commission to Jones Lange LaSalle (“Tenant’s Broker”) and to Cushman & Wakefield (“Landlord’s Broker”) for the Second Amendment Term. Except for Tenant’s Broker and Landlord’s Broker, Landlord and Tenant each warrant to the other that there are no other claims for brokers’ commissions or fees owing in connection with this Lease and each of Landlord and Tenant agree to indemnify the other against any such claims.

10.

REPRESENTATIONS AND WARRANTIES OF TENANT. As a material inducement to Landlord to enter into this Second Amendment, Tenant represents and warrants to Landlord that, as of the date of this Second Amendment:

(a)

No Defaults. To the best of its knowledge, the Lease is in full force and effect. There are no defaults by Landlord or Tenant under the Lease, and no circumstance has occurred which, but for the expiration of an applicable grace period, would constitute an event of default by Landlord or Tenant under the Lease. Tenant has no defenses or rights of offset under the Lease.

(b)

Authority. Tenant has full right, power and authority to enter into this Second Amendment, and has obtained all necessary consents and resolutions from its directors required under the documents governing its affairs in order to consummate this transaction, and the persons executing this Second Amendment have been duly authorized to do so. The Second Amendment and the Lease are binding obligations of Tenant, enforceable in accordance with their terms.

(c)

No Assignments. Tenant is the sole lawful Tenant under the Lease, and Tenant has not sublet, assigned or otherwise transferred any of the right, title or interest of Tenant under the Lease or arising from its use or occupancy of the Premises, and no other person, partnership, corporation or other entity has any right, title or interest in the Lease or the Premises, or the right to occupy or use all or any part of the Premises.

11.

AMENDMENT TO LEASE. This Second Amendment is and shall constitute an amendment to the Lease and shall be effective as of the date of this Second Amendment. Except as modified hereby, all of the terms and conditions of the Lease shall remain in full force and effect.

12.

EFFECTIVENESS OF LEASE. Except as expressly provided herein, nothing in this Second Amendment shall be deemed to waive or modify any of the provisions of the Lease, or any amendment or addendum thereto. In the event of any conflict between the Lease, this Second Amendment, or any other amendment or addendum thereof, the document later in time shall prevail. Except as amended herein, the Lease shall remain in full force and effect.

13.	SUCCESSORS AND ASSIGNS. This Second Amendment shall be binding upon and shall inure to the benefit of the heirs, executors, administrators, successors and assigns of Landlord and Tenant.

14.

COUNTERPARTS. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which counterparts, when taken together, shall be deemed to constitute one and the same instrument. Landlord and Tenant agree that electronic signatures (e.g. DocuSign or similar electronic signature technology) may be used in place of original signatures on this Lease All parties to this Second Amendment intend to be bound by the signatures on the electronic or e-mailed document, are aware that the other party or parties will rely on the electronic or e-mailed signatures, and hereby waive any defenses to the enforcement of the terms of this Second Amendment based on the form of signature. Copies of such executed counterparts may be delivered by the parties hereunder by electronic means, including by electronic mail transmission to the number or address provided by each such party for such delivery, and, upon confirmation of receipt of such delivery, such electronic copies shall have the same effect as the delivery of counterparts bearing original ink signatures of the parties hereto. The parties further agree that after execution this Second Amendment, it may be maintained in electronic form and that such electronic record shall be valid and effective to bind the party so signing as a paper copy bearing such party’s hand-written signature.

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date herein blow written.

LANDLORD:	TENANT:

1900 ATRIUM ASSOCIATES, LP	TILE, INC.,
a Delaware limited liability company	a Delaware corporation

By:	SEAGATE ATRIUM GP, LLC
	a Delaware limited liability company	By:	/s/ Charles J. Prober
Its:	general partner	Name:	Charles J. Prober
		Title:	CEO
By:	/s/ Willis K. Polite, Jr.
Name:	Willis K. Polite, Jr.	Date:	1/10/2022
Its:	President

Date:	1/10/2022

4